SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                 FORM 8-K/A-1
                                CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                               August 19, 2003
                               ---------------
                               Date of Report
                      (Date of Earliest Event Reported)

                             LipidViro Tech, Inc.
                             --------------------
            (Exact Name of Registrant as Specified in its Charter)

       Nevada                     0-49655                    87-0678927
       ------                     -------                    ----------
   (State or other          (Commission File No.)      (IRS Employer I.D. No.)
    Jurisdiction)

                           2120 South 700 East, #H183
                           Salt Lake City, Utah 84106
                           --------------------------
                   (Address of Principal Executive Offices)

                                (801) 583-9900
                                --------------
                         Registrant's Telephone Number

                             Anticline Uranium, Inc.
                             -----------------------
                                  Former Name

Item 1.   Changes in Control of Registrant.
          ---------------------------------

          On June 24, 2003, a Share Purchase Agreement (the "Agreement") was executed by and between North Beck Joint Venture, LLC, a Utah limited liability company ("North Beck"), that was the owner of approximately 96% of the outstanding voting securities of the Registrant, as "Seller," and LipidViro Tech, Inc., a privately-held Utah corporation ("LipidViro"), as "Buyer." Pursuant to the terms of the Agreement, LipidViro acquired 5,000,000 shares of the Registrant's common stock, or approximately 96% of its outstanding voting securities. See the 8-K Current Report of the Registrant dated June 24, 2003, which was previously filed with the Securities and Exchange Commission on June 27, 2003, and which is incorporated herein by reference. See Item 7.

          The Registrant and LipidViro entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), a copy of which was attached to the initial Current Report filed with the Securities and Exchange Commission on September 9, 2003, and which is incorporated by reference, by which LipidViro was to be acquired as a wholly-owned subsidiary of the Registrant. See Item 7.

          On August 19, 2003, LipidViro filed a Petition for Fairness Hearing and a Motion for Expedited Hearing in the Third Judicial District Court in and for Salt Lake County, State of Utah, respecting the Reorganization Agreement, copies of which were also attached to the initial Current Report filed with the Securities and Exchange Commission on September 9, 2003, and which are also incorporated by reference. The Petition for Fairness Hearing was filed because of the 95% ownership of the Registrant by LipidViro and the fact that following the closing of the Agreement with North Beck, the directors and executive officers of LipidViro had been designated to serve as directors and executive officers of the Registrant too. See Item 7. The Fairness Hearing was requested in order for LipidViro's shareholders to receive the contemplated issuance of securities under the Reorganization Agreement in accordance with United States and Utah securities laws, and pursuant to the exemption from registration provided in Section 3(a)(10) of the Securities Act of 1933, as amended ("the Securities Act"). The Fairness Hearing was held on September 8, 2003, and the Court took LipidViro's Petition under advisement, after hearing oral argument, with the Court eventually deferring to the Utah Division of Securities to conduct the Fairness Hearing, based upon the recent adoption of an amendment to Section 61-1-11.1 of the Utah Uniform Securities Act that granted the Utah Division of Securities authority to conduct such hearings. With (i) the Registrant being a Nevada corporation, (ii) there being some question as to whether the Registrant or LipidViro should petition for the Fairness Hearing and (iii) the Utah Division of Securities having not formally adopted rules and regulations to implement such hearings, the Registrant filed another Petition for Fairness Hearing in the Fourth Judicial District Court of the State of Nevada, in and for the County of Elko, for a Fairness Hearing on the Reorganization Agreement.

          The principal terms of the Reorganization Agreement were:

     1. The LipidViro shareholders shall deliver all of the LipidViro securities held by LipidViro shareholders which shares and warrants shall represent all of the issued and outstanding shares of LipidViro common stock and "A" and "B" warrants, and the Registrant agrees to acquire such securities in exchange for an aggregate of 9,843,750 shares of the Registrant's common stock, par value $0.001 per share, for the LipidViro common stock, and 1,915,000 "A" warrants and 1,915,000 "B" like warrants of the Registrant for the LipidViro warrants.

     2. At the closing, the 5,000,000 shares of common stock of the Registrant acquired by LipidViro from North Beck shall be cancelled.

     3. After giving effect to the Reorganization Agreement, the Registrant will own all the issued and outstanding shares of LipidViro, and LipidViro will be a wholly-owned subsidiary of the Registrant, operating under the name "LipidViro Tech, Inc." or such other name selected by the shareholders and management of LipidViro.

          On January 12, 2004, the Nevada Court conducted a Fairness Hearing and found that the terms and provisions of the Reorganization Agreement and the issuance and exchange of the securities of the Registrant and LipidViro contemplated thereunder were fair to the Registrant's shareholders, based upon the Registrant's acceptance of the terms of the Reorganization Agreement and the information concerning the business and finances of the Registrant and LipidViro, all of which was proffered to the Court by the Registrant's legal counsel.

          Copies of the Petition for Fairness Hearing and the Court's Order Granting Petition of Fairness are attached hereto and incorporated herein by reference. See Item 7.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------


          For information regarding LipidViro and its business and prospects, see the 8-K Current Report of the Registrant dated June 24, 2003. See Item 7.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          At a Board of Directors' meeting held on January 9, 2004, the Registrant adopted new Bylaws, a copy of which is attached hereto and incorporated herein by reference. See Item 7.

          The Registrant changed its name to "LipidViro Tech, Inc." on February 4, 2004. A copy of the Certificate of Amendment is attached hereto and incorporated herein by reference. See Item 7.

Item 6.   Resignations of Registrant's Directors.
          ---------------------------------------

           On January 19, 2004, Adina Hamik resigned as a Director and Chief Operating Officer; on the same date, Patrick A. Seymour was elected to serve as a Director and Chief Operating Officer of the Registrant. A copy of Mr. Seymour's resume is attached hereto and incorporated herein by reference. See
Item 7.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

     (a)  Financial Statements of the Acquired Company.
          ---------------------------------------------

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

                CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 2003

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                   [A Development Stage Company]




                             CONTENTS

                                                           PAGE

     Independent Auditors' Report                           1


     Consolidated Balance Sheet, December 31, 2003          2


     Consolidated Statement of Operations, for the
          period from inception on May 6, 2003 through
          December 31, 2003                                 3


     Consolidated Statement of Stockholders' Equity,
          from inception on May 6, 2003 through
          December 31, 2003                                 4


     Consolidated Statement of Cash Flows, for the
          period from inception on May 6, 2003 through
          December 31, 2003                                 5


     Notes to Consolidated Financial Statements         6 - 13

                   INDEPENDENT AUDITORS' REPORT



Board of Directors
LIPIDVIRO TECH INC. AND SUBSIDIARY
Salt Lake City, Utah

We have audited the accompanying consolidated balance sheet of Lipidviro Tech Inc. and Subsidiary [a development stage company] at December 31, 2003 and the related consolidated statements of operations, stockholders' equity and cash flows for the period from inception on May 6, 2003 through December 31, 2003. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements audited by us present fairly, in all material respects, the financial position of Lipidviro Tech Inc. and Subsidiary [a development stage company] as of December 31, 2003 and the results of their operations and their cash flows for the period from inception on May 6, 2003 through December 31, 2003, in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 8 to the financial statements, the Company was only recently formed and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. Management's plans in regards to these matters are also described in
Note 8. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

/s/Pritchett, Siler & Hardy, P. C.


PRITCHETT, SILER & HARDY, P.C.

January 21, 2004
Salt Lake City, Utah

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

                    CONSOLIDATED BALANCE SHEET


                              ASSETS

                                                 December 31,
                                                     2003
                                                 ___________
CURRENT ASSETS:
     Cash                                        $     3,702
     Prepaid expense                                   3,919
                                                 ___________
          Total Current Assets                         7,621

PROPERTY AND EQUIPMENT, net                            2,118

OTHER ASSETS:
     Goodwill                                        269,006
                                                 ___________
                                                 $   278,745
                                                 ===========


               LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable                            $    26,387
     Shareholder advances                             65,000
                                                 ___________
               Total Current Liabilities              91,387
                                                 ___________

MINORITY INTEREST IN SUBSIDIARY                            -

STOCKHOLDERS' EQUITY:
     Common stock, no par value,
          150,000,000 shares authorized,
          9,818,750 shares issued and
          outstanding                                294,563
     Additional paid-in capital                       38,510
     Deficit accumulated during the
           development stage                        (145,715)
                                                 ___________
          Total Stockholders' Equity                 187,358
                                                 ___________
                                                 $   278,745
                                                 ===========


The accompanying notes are an integral part of this consolidated financial statement.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

               CONSOLIDATED STATEMENT OF OPERATIONS

                                             From Inception
                                             on May 6, 2003
                                                Through
                                             December 31, 2003
                                             _____________
REVENUE                                      $          -
                                             _____________

EXPENSES:
     General and administrative                    80,157
     Research and development                      65,558
                                             _____________
          Total Expenses                          145,715
                                             _____________

LOSS BEFORE INCOME TAXES                         (145,715)

CURRENT TAX EXPENSE                                     -

DEFERRED TAX EXPENSE                                    -
                                             _____________

LOSS FROM OPERATIONS                             (145,715)

MINORITY INTEREST IN
  SUBSIDIARY'S OPERATIONS                               -
                                             _____________
NET LOSS                                     $    (145,715)
                                             _____________

LOSS PER COMMON SHARE                        $        (.02)
                                             _____________


The accompanying notes are an integral part of this consolidated financial statement.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

          CONSOLIDATED STATEMENT OF STOCKHOLDERS' EQUITY

            FROM THE DATE OF INCEPTION ON MAY 6, 2003

                    THROUGH DECEMBER 31, 2003

                                                                   Deficit
                                                                 Accumulated
                                   Common Stock    Additional     During the
                            _______________________ Paid-in      Development
                               Shares      Amount   Capital        Stage
                            ___________  __________ __________  _____________
BALANCE, May 6, 2003                  -   $       - $        -   $        -

Issuance of 25,000 shares of
common stock for payment of
organization costs of $750,
or $.03 per share, May 2003      25,000         750          -            -

Issuance of 1,915,000 units,
each consisting of one share
of common stock, one class A
warrant and one class B
warrant, for cash of $95,960,
or approximately $.05 per
unit, May 2003                1,915,000      57,450     38,510            -

Issuance of 7,875,000
shares of common stock
for cash of $236,250,
or $.03 per share,
June 2003                     7,875,000     236,250          -            -

Issuance of 3,750 shares
of common stock for
services rendered valued
at $113, or $.03 per
share, June 2003                  3,750         113          -           -

Net loss for the period
ended December 31, 2003               -           -          -    (145,715)
                            ___________  __________  _________  __________
BALANCE, December 31, 2003    9,818,750  $  294,563  $  38,510  $ (145,715)
                            ___________  __________  _________  __________

The accompanying notes are an integral part of this consolidated financial statement.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

               CONSOLIDATED STATEMENT OF CASH FLOWS


                                                          From Inception
                                                          on May 6, 2003
                                                              Through
                                                          December 31, 2003
                                                            _____________
Cash Flows from Operating Activities:
     Net loss                                               $    (145,715)
     Adjustments to reconcile net loss to net cash used
       by operating activities:
          Depreciation expense                                        185
          Non-cash expenses paid by issuance of common stock          750
          Non-cash services paid by issuance of common stock          113
          Changes in assets and liabilities:
               (Increase) in prepaid expense                       (3,919)
               Increase in accounts payable                        26,387
                                                            _____________
               Net Cash (Used) by Operating Activities           (122,199)
                                                            _____________
Cash Flows from Investing Activities:
     Payments for property and equipment                           (2,303)
     Payments for goodwill                                       (269,006)
                                                            _____________
               Net Cash (Used) by Investing Activities           (271,309)
                                                            _____________
Cash Flows from Financing Activities:
     Proceeds from shareholder advances                            65,000
     Proceeds from issuance of common stock                       293,700
     Proceeds from sale of warrants                                38,510
                                                            _____________
               Net Cash Provided by Financing Activities          397,210
                                                            _____________
Net Increase (Decrease) in Cash                                     3,702

Cash at Beginning of Period                                             -
                                                            _____________
Cash at End of Period                                       $       3,702
                                                            _____________
Supplemental Disclosures of Cash Flow Information:
     Cash paid during the period for:
       Interest                                             $           -
       Income taxes                                         $           -

Supplemental Schedule of Non-cash Investing and Financing Activities:
     For the period from inception on May 6, 2003 through December 31, 2003:
     In June 2003, the Company issued 3,750 shares of common stock for services rendered valued at $113.

     In May 2003, the Company issued 25,000 shares of common stock as repayment of organization costs of $750.


The accompanying notes are an integral part of this consolidated financial statement.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Organization - Lipidviro Tech Inc. ("Parent") was organized under the laws of the State of Utah on May 6, 2003.

     Anticline Uranium, Inc. ("Subsidiary") was organized under the laws of the State of California on October 19, 1954. In October 2001, Subsidiary changed its domicile from California to Nevada by merging with and into a wholly owned subsidiary with the same name and the Nevada entity being the surviving entity. On June 24, 2003, Parent acquired 95.9% of the outstanding stock of Subsidiary pursuant to a Share Purchase Agreement. The agreement called for Parent to pay $65,718 to the former shareholders of Subsidiary for 5,000,000 shares of Subsidiary's common stock wherein Subsidiary became a 95.9% owned subsidiary of Parent [See Note 2].

     Lipidviro Tech Inc. and Subsidiary ("the Company") plans to research and market substances and compounds for antiviral and antibacterial purposes. The Company has not generated any revenues from their planned principal operations and is considered a development stage company as defined in Statement of Financial Accounting Standards No. 7. The Company has, at the present time, not paid any dividends and any dividends that may be paid in the future will depend upon the financial requirements of the Company and other relevant factors.

     Consolidation - The consolidated financial statements include the accounts of Parent and Parent's 95.9% owned Subsidiary. All significant intercompany transactions have been eliminated in consolidation.

     Cash and Cash Equivalents - The Company considers all highly liquid debt investments purchased with a maturity of three months or less to be cash equivalents.

     Property and Equipment - Property and equipment are stated at cost. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized upon being placed in service. Expenditures for maintenance and repairs are charged to expense as incurred. Depreciation is computed using the straight-line method over the estimated useful lives of the assets of five years. In accordance with Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", the Company periodically reviews their property and equipment for impairment.

     Website Costs - The Company has adopted the provisions of Emerging Issues Task Force 00-2, "Accounting for Web Site Development Costs." Costs incurred in the planning stage of a website are expensed as research and development while costs incurred in the development stage are capitalized and amortized over the life of the asset, estimated to be five years. As of December 31, 2003, the Company has capitalized a total of $1,870 of website costs which are included in property and equipment. The Company did not incur any planning costs and did not record any research and development costs for the period from inception on May 6, 2003 through December 31, 2003.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Intangible Assets - The Company accounts for their intangible assets in accordance with Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets". SFAS No. 142 establishes three classifications for intangible assets including definite-life intangible assets, indefinite-life intangible assets and goodwill and requires different accounting treatment and disclosures for each classification. In accordance with SFAS No. 142, the Company periodically reviews their intangible assets for impairment. No impairment was recorded during the period from inception on May 6, 2003 through December 31, 2003.

     Organization Costs - Organization costs of $750, which reflect amounts expended to organize the Company, were expensed as incurred.

     Research and Development - Research and development costs are expensed as incurred. The Company expensed $65,558 in research and development costs during the period from inception on May 6, 2003 through December 31, 2003.

     Minority Interest - The net loss of Subsidiary applicable to its non-controlling minority interest was not allocated to the minority interests as there is no obligation of the non-controlling minority interests to share in such losses.

     Loss Per Share - The computation of loss per share is based on the weighted average number of shares outstanding during the period presented in accordance with Statement of Financial Accounting Standards No. 128, "Earnings Per Share" [See Note 9].

     Accounting Estimates - The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosures of contingent assets and liabilities at the date of the financial statements, and the reported amount of revenues and expenses during the reported period. Actual results could differ from those estimated.

     Recently Enacted Accounting Standards - Statement of Financial Accounting Standards ("SFAS") No. 146, "Accounting for Costs Associated with Exit or Disposal Activities", SFAS No. 147, "Acquisitions of Certain Financial Institutions - an Amendment of FASB Statements No. 72 and 144 and FASB Interpretation No. 9", SFAS No. 148, "Accounting for Stock-Based Compensation - Transition and Disclosure - an Amendment of FASB Statement No. 123", SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", and SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity", were recently issued. SFAS No. 146, 147, 148, 149 and 150 have no current applicability to the Company or their effect on the financial statements would not have been significant.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 2 - ACQUISITION OF ANTICLINE URANIUM, INC.

     On June 24, 2003, Parent acquired 95.9% of the outstanding stock of Subsidiary pursuant to a Share Purchase Agreement. The agreement called for Parent to pay $65,718 to the former shareholders of Subsidiary for 5,000,000 shares of Subsidiary's common stock wherein Subsidiary became a 95.9% owned subsidiary of Parent. The agreement also called for Parent to advance an additional $203,282 to pay costs associated with the acquisition and to reduce the liabilities of Subsidiary. The acquisition closed June 24, 2003 and has been accounted for as a purchase of Subsidiary. The Company recorded goodwill of $269,006 as a result of the acquisition. The financial statements reflect the operations of Subsidiary from June 24, 2003.

     The following is the unaudited condensed balance sheet of Subsidiary at June 24, 2003, the date the acquisition closed.

                                              June 24,
                                                2003
                                             (Unaudited)
                                             ___________
     ASSETS                                  $         -
                                             ___________
                                             $         -
                                             ___________

     LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT):
          Bank overdraft                     $         6
          Advance from Lipidviro                 134,816
          Common stock                             5,213
          Capital in excess of par value         628,034
          Accumulated deficit                   (768,069)
                                             ___________
                                             $         -
                                             ___________

     The following unaudited proforma information provides operating results as if the acquisition had occurred at the beginning of the period presented:

                                             From Inception
                                             on May 6, 2003
                                                Through
                                             December 31, 2003
                                               (Unaudited)
                                             _____________

               Revenues                      $           -

               Loss before extraordinary items
               and the cumulative effect of
               accounting changes            $    (159,183)

               Net loss                      $    (159,183)

               Loss per common share         $        (.02)

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 3 - PROPERTY AND EQUIPMENT

     Property and equipment consisted of the following at:

                                             December 31,
                                                 2003
                                             _____________
     Office equipment                        $        433
     Website                                        1,870
                                             _____________
                                                    2,303

     Less: accumulated depreciation                  (185)
                                             _____________
     Net property and equipment              $      2,118
                                             _____________

     Depreciation expense for the period from inception on May 6, 2003 through December 31, 2003 was $185.

NOTE 4 - GOODWILL

     The Company has no indefinite-life or definite-life intangible assets. The following is a summary of the transactions affecting the Company's goodwill.

                                             From Inception
                                             on May 6, 2003
                                                Through
                                             December 31, 2003
                                             _____________
          Goodwill at beginning of period     $          -

          Goodwill from the acquisition
            of Subsidiary                          269,006
                                             _____________
          Goodwill at end of period           $    269,006
                                             _____________

NOTE 5 - CAPITAL STOCK

     Common Stock - The Company has authorized 150,000,000 shares of common stock with no par value. In June 2003, the Company issued 3,750 shares of their previously authorized but unissued common stock to an officer of the Company for services rendered valued at $113, or $.03 per share.

     In June 2003, the Company issued 7,875,000 shares of their previously authorized but unissued common stock for cash of $236,250, or .03 per share.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 5 - CAPITAL STOCK [Continued]

     In May 2003, the Company issued 1,915,000 units. Each unit consisted of one share of the Company's previously authorized but unissued common stock, one Class A warrant and one Class B warrant. The units were issued for cash of $95,960, or approximately $.05 per unit.

     In May 2003, in connection with their organization, the Company issued 25,000 shares of their previously authorized but unissued common stock to an officer of the Company as repayment of organization costs of $750, or $.03 per share.

     Class A Warrants - In May 2003, the Company issued 1,915,000 Class A Warrants for cash of $19,255, or approximately $.01 per warrant, as part of a private placement offering. The warrants vested immediately and are exercisable at $5.00 per share. The warrants were originally exercisable immediately for two years. In August 2003, the Company changed the exercise period so that the warrants are only exercisable during June 2006. At December 31, 2003, none of these warrants had been exercised, forfeited or cancelled.

     Class B Warrants - In May 2003, the Company issued 1,915,000 Class B Warrants for cash of $19,255, or approximately $.01 per warrant, as part of a private placement offering. The warrants vested immediately and are exercisable at $10.00 per share. The warrants were originally exercisable immediately for two years. In August 2003, the Company changed the exercise period so that the warrants are only exercisable during June 2006. At December 31, 2003, none of these warrants had been exercised, forfeited or cancelled.

NOTE 6 - INCOME TAXES

     The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109 "Accounting for Income Taxes". SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carryforwards.

     The Company has available at December 31, 2003 unused operating loss carryforwards of approximately $202,300 which may be applied against future taxable income and which expire in various years through 2023. The amount of and ultimate realization of the benefits from the operating loss carryforwards for income tax purposes is dependent, in part, upon the tax laws in effect, the future earnings of the Company, and other future events, the effects of which cannot be determined. Because of the uncertainty surrounding the realization of the deferred tax assets, the Company has established a valuation allowance equal to the tax effect of the loss carryforwards, therefore, no deferred tax asset has been recognized. The net deferred tax assets are approximately $38,400 as of December 31, 2003 with an offsetting valuation allowance of the same amount, resulting in a change in the valuation allowance of approximately $38,400 during the period from inception on May 6, 2003 through December 31, 2003.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 7 - RELATED PARTY TRANSACTIONS

     Management Compensation - The Company has not paid any cash compensation to any officer or director of the Company. However, in June 2003, the Company issued 3,750 shares of common stock to an officer of the Company for services rendered valued at $113 [See Note 5].

     Office Space - The Company has not had a need to rent office space. An officer of the Company is allowing the Company to use her address, as needed, at no expense to the Company.

     Stock Issuance - In May 2003, in connection with their organization, the Company issued 25,000 shares of their previously authorized but unissued common stock to an officer of the Company as repayment of organization costs of $750, or $.03 per share.

     Shareholder Advances - A shareholder of the Company has loaned a total of $65,000 to the Company. The shareholder has agreed to advance up to $100,000 to the Company. The advances bear no interest and are due December 31, 2004.

NOTE 8 - GOING CONCERN

     The accompanying financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America, which contemplate continuation of the Company as a going concern. However, the Company was only recently formed and has not yet been successful in establishing profitable operations. Further, the Company has current liabilities in excess of current assets. These factors raise substantial doubt about the ability of the Company to continue as a going concern. In this regard, management is proposing to raise any necessary additional funds not provided by operations through loans or through additional sales of their common stock. There is no assurance that the Company will be successful in raising this additional capital or in achieving profitable operations. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

        NOTES TO UNAUDITED CONDENSED FINANCIAL STATEMENTS

NOTE 9 - LOSS PER SHARE

     The following data shows the amounts used in computing loss per share:

                                               From Inception
                                               on May 6, 2003
                                                  Through
                                               December 31, 2003
                                               _____________
          Loss from operations available to
          common shareholders (numerator)      $    (145,715)
                                               _____________
          Weighted average number of common
          shares outstanding used in loss per
          share for the period (denominator)       8,535,842
                                               _____________

     At December 31, 2003, the Company had 1,915,000 Class A warrants and 1,915,000 Class B warrants outstanding which were not used in the computation of dilutive loss per share because their effect would be anti-dilutive. Dilutive loss per share was not presented, as the Company had no common stock equivalent shares for all periods presented that would effect the computation of diluted loss per share.

NOTE 10 - COMMITMENTS AND CONTINGENCIES

     Agreements - In October 2003, the Company signed one-year agreements for the use of a research facility and staff to conduct research on behalf of the Company and to have a researcher coordinate the activities. The Company will pay up to $76,325 for supplies, facilities, a laboratory technician and coordination efforts.

     Possible Claims Related to Previously Leased Mining Property - In August 2001, Subsidiary obtained 96.5% of the rights to certain mining claims in the Tintic Mining District of Juab County, Utah under the terms of a 5-year Mining Lease. Under the terms of the lease, Subsidiary was obligated to spend $15,000 over the term of the lease for exploration, mining, development or similar costs for the benefit of the property subject to the lease. Subsidiary was also obligated to pay a 3.5% net smelter royalty on all mineral-bearing ores sold. The lease also gave a credit to Subsidiary for the first $30,000 of net smelter royalties.
     The lessor also agreed to indemnify and hold Subsidiary harmless from any Environmental Protection Agency ("EPA") claim or claims by a similar state agency based solely on past mining contaminations or other environmental violations or damage. In June 2003, Subsidiary paid $3,459 to cancel the Mining Lease. The Company's management believes that the Company would not be responsible for any future claims against the property which Subsidiary previously leased, but the possibility exists that claims may arise against the property and the Company may be named in such claims based on the previous leasing arrangements. The Company's management believes that the Company would be successful in defending against any such claims that may arise. No accrual for possible losses or settlements has been recorded in the accompanying financial statements.

                LIPIDVIRO TECH INC. AND SUBSIDIARY
                  [A Development Stage Company]

            NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 11 - SUBSEQUENT EVENTS

     Downstream Merger - On January 14, 2004, following the judgment rendered in a fairness hearing, Parent and Subsidiary closed a "downstream merger" wherein Parent become a wholly owned subsidiary of Subsidiary. The merger called for the shareholders of Parent to exchange all 9,818,750 outstanding shares of Parent's common stock for 9,818,750 shares of Subsidiary's common stock. The merger called for the cancellation of 5,000,000 shares of Subsidiary's common stock which were purchased by Parent on June 24, 2003 pursuant to a Share Purchase Agreement [See Note 2]. The merger also called for the exchange of all of Parents's 1,915,000 Class A warrants and 1,915,000 Class B warrants for similar warrants of Subsidiary.

     (b) Proforma financial information.
         -------------------------------

                LIPIDVIRO TECH INC. AND SUBSIDIARY

         PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                           [Unaudited]

The following unaudited proforma condensed combined balance sheet reflects the balance sheet of Lipidviro Tech Inc. and Subsidiary (a Utah corporation) as of December 31, 2003, accounting for the transaction as a downstream merger wherein Lipidviro Tech Inc. acquired the minority interest in its subsidiary through the issuance of common stock and using the assumptions described in the following notes, giving effect to the transaction, as if the transaction had occurred as of the beginning of the period. The transaction was completed on January 14, 2004.

The following unaudited proforma condensed combined statement of operations reflects the results of operations of Lipidviro Tech Inc. and Subsidiary for the period from their inception on May 6, 2003 through December 31, 2003 as if the transaction had occurred at the beginning of the period.

The proforma condensed combined financial statements should be read in conjunction with the separate financial statements and related notes thereto of Lipidviro Tech Inc. These proforma financial statements are not necessarily indicative of the combined financial position, had the acquisition occurred on the date indicated above, or the combined results of operations which might have existed for the period indicated or the results of operations as they may be in the future.

                LIPIDVIRO TECH INC. AND SUBSIDIARY

            PROFORMA CONDENSED COMBINED BALANCE SHEET

                        DECEMBER 31, 2003


                              ASSETS

                           [Unaudited]


                                 Lipidviro Tech Inc.
                                 and Subsidiary      Proforma
                                 December 31,        Increase       Proforma
                                 2003                (Decrease)     Combined
                                 _____________      ____________ _____________
ASSETS:
     Cash                          $    3,702       $         -   $    3,702
     Prepaid expense                    3,919                 -        3,919
     Property and equipment, net        2,118                 -        2,118
     Goodwill                         269,006  [A]       21,311      290,317
                                 ____________       ___________   __________

                                 $    278,745       $    21,311   $  300,056
                                 ____________       ___________   __________


               LIABILITIES AND STOCKHOLDERS' EQUITY

LIABILITIES:
     Accounts payable            $     26,387       $         -   $   26,387
     Shareholder advances              65,000                 -       65,000
                                 ____________       ___________   __________
          Total Liabilities            91,387                 -       91,387
                                 ____________       ___________   __________

MINORITY INTEREST IN SUBSIDIARY             -  [A]            -            -

STOCKHOLDERS' EQUITY:
                                               [A]       21,311
     Common stock                     294,563  [B]     (305,842)      10,032
     Additional paid-in capital        38,510  [B]      305,842      344,352
     Deficit accumulated during the
       development stage             (145,715) [C]      (13,468)    (159,183)
                                 ____________       ___________   __________
          Total Stockholders'
          Equity                      187,358            21,311      208,669
                                 ____________       ___________   __________
                                 $    278,745       $    21,311   $  300,056
                                 ____________       ___________   __________

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

                LIPIDVIRO TECH INC. AND SUBSIDIARY

       PROFORMA CONDENSED COMBINED STATEMENT OF OPERATIONS

                           [Unaudited]


                                Lipidviro Tech Inc.
                                  and Subsidiary
                                  For the Period
                                  From Inception
                                  on May 6, 2003
                                     Through        Proforma
                                   December 31,     Increase       Proforma
                                      2003         (Decrease)     Combined
                                   _____________  _____________  _____________
REVENUE                            $           -  $           -  $          -
                                   _____________  _____________  _____________

EXPENSES:
     General and administrative           80,157  [C]    13,468        93,625
     Research and development             65,558              -        65,558
                                   _____________  _____________  _____________
          Total Expenses                 145,715         13,468       159,183
                                   _____________  _____________  _____________

INCOME (LOSS) FROM OPERATIONS
  BEFORE PROVISION FOR TAXES            (145,715)       (13,468)     (159,183)

PROVISION FOR INCOME TAXES                     -              -             -
                                   _____________  _____________  _____________

INCOME (LOSS) FROM OPERATIONS           (145,715)       (13,468)     (159,183)

MINORITY INTEREST IN SUBSIDIARY'S
  OPERATIONS                                   -  [C]         -             -
                                   _____________  _____________  _____________

NET INCOME (LOSS)                  $    (145,715) $     (13,468) $   (159,183)
                                   _____________  _____________  _____________

BASIC NET INCOME (LOSS) PER COMMON SHARE                         $       (.02)
                                                                 _____________

See Notes To Unaudited Proforma Condensed Combined Financial Statements.

                LIPIDVIRO TECH INC. AND SUBSIDIARY

    NOTES TO PROFORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                          [Unaudited]

NOTE 1 - LIPIDVIRO TECH INC. AND SUBSIDIARY

     Lipidviro Tech Inc. ("Parent") was organized under the laws of the State of Utah on May 6, 2003. Anticline Uranium, Inc. ("Subsidiary") was organized under the laws of the State of California on October 19, 1954. On June 24, 2003, Parent acquired 95.9% of the outstanding common stock of Subsidiary. Lipidviro Tech Inc. and Subsidiary ("the Company") plans to research and market substances and compounds for antiviral and antibacterial purposes.

NOTE 2 - PROFORMA ADJUSTMENTS

     On January 14, 2004, Subsidiary issued 9,818,750 shares of its common stock to acquire all 9,818,750 shares of Parent's common stock in a transaction wherein Parent became a wholly owned subsidiary of Subsidiary. The transaction has been accounted for as a "downstream merger". In connection with the transaction, Parent returned 5,000,000 shares of Subsidiary's common stock for cancellation. The minority interest in Subsidiary was eliminated as part of the transaction. At the conclusion of the "downstream merger" and stock cancellation, Subsidiary had 10,031,862 shares issued and outstanding.

     Proforma adjustments on the attached financial statements include the following:

     [A] To record the purchase of the minority interest in Subsidiary by Parent through the issuance of 213,112 shares of common stock valued at $.10 per share.

     [B] To reflect the recapitalization of Parent since Parent's common stock had no par value and Subsidiary's common stock has a par value of $.001.

     [C] To record Subsidiary's operations from May 6, 2003 through June 24, 2003 (the date that Parent acquired 95.9% of Subsidiary) and to record the elimination of the minority interest in Subsidiary's operations from June 24, 2003 through December 31, 2003.

NOTE 3 - PROFORMA INCOME (LOSS) PER SHARE

     The proforma income (loss) per share is computed based on the number of shares outstanding, after adjustment for shares issued in the acquisition, as though all shares issued in the acquisition had been outstanding from the beginning of the periods presented.

NOTE 4 - RECONCILIATION OF SUBSIDIARY COMMON STOCK SHARES

Subsidiary common stock shares outstanding at December 31, 2003     5,213,112
Subsidiary common stock shares issued in "downstream merger"        9,818,750
Subsidiary common stock shares cancelled in "downstream merger"    (5,000,000)
                                                                  ___________
Subsidiary common stock shares outstanding at January 14, 2004     10,031,862

     (c) Exhibits.
         ---------

 3.1     Certificate of Amendment to the Articles of Incorporation

 3.2     Bylaws

99.1     Petition for Fairness Hearing*
             Exhibit A- Agreement and Plan of Reorganization*

99.2     Motion for Expedited Hearing*

99.3     Petition For Fairness Hearing in the State of Nevada

99.4     Nevada Court Order Granting Petition of Fairness

99.5     Resume of Patrick A. Seymour

8-K Current Report dated June 24, 2003*

         * Previously filed with the Securities and Exchange Commission and incorporated herein by reference

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                               SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         LIPIDVIRO TECH,INC.

DATED: 3/25/04                            /s/ Kenneth P. Hamik
       --------                          ----------------------
                                         Kenneth P. Hamik
                                         President and Director